UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Protara Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 C 1234567890 Online Go to www.envisionreports.com/TARA or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 7, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2024 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at: www.envisionreports.com/TARA Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/TARA. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 27, 2024 to facilitate timely delivery. 2 N O T C O Y 03ZHTA

Shareholder Meeting Notice The 2024 Annual Meeting of Stockholders of Protara Therapeutics, Inc. will be held on Friday, June 7, 2024 at 12:00 P.M. Eastern Time, virtually via the internet at meetnow.global/MZKZMS6. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends you vote “FOR” all of the director nominees listed: 1. Election of three Class I directors to the Board of Directors of Protara Therapeutics, Inc., each to hold office until the Annual Meeting of Stockholders in 2027 01 - Jane Huang, M.D. 02- Richard Levy, M.D. 03- Michael Solomon, Ph.D. The Board of Directors recommends you vote “FOR” the following proposal: 2. Ratification of the selection of Ernst & Young LLP as Protara Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024 The Board of Directors recommends you vote “FOR” the following proposal: 3. Approval, on an advisory basis, of the compensation of Protara Therapeutics, Inc.’s named executive officers, as disclosed in the proxy statement The Board of Directors recommends you vote “FOR” the following proposal: 4. Approval of the Protara Therapeutics, Inc. 2024 Equity Incentive Plan The Board of Directors recommends you vote “FOR” the following proposal: 5. Approval of the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TARA. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Protara Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 27, 2024.